Nationwide Life Insurance Company • Nationwide Provident VA Separate Account 1	Nationwide Life and Annuity Insurance Company • Nationwide Provident VA Separate Account A

Prospectus supplement dated November 8, 2010 to
NLIC VIP Premier DCA and NLAIC VIP Premier DCA prospectus dated November 1, 2001; and
NLIC VIP Extra Credit and NLAIC VIP Extra Credit prospectus dated May 1, 2002

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
The Securities and Exchange Commission (the “SEC”) issued a public notice of Nationwide’s application for an Order permitting the substitution of shares of sub-accounts corresponding to the underlying mutual funds in Column A (“Existing Funds”) below with shares of sub-accounts corresponding to the underlying mutual funds in Column B (“Replacement Funds”) below.

Column A Existing Funds	Column B Replacement Funds
Fidelity Variable Insurance Products Fund – VIP Contrafund Portfolio: Service Class 2	NVIT – Oppenheimer NVIT Large Cap Growth Fund: Class II
Fidelity Variable Insurance Products Fund – VIP Growth Opportunities Portfolio: Service Class 2	NVIT – Oppenheimer NVIT Large Cap Growth Fund: Class II

Nationwide anticipates that the SEC will issue the Order in late November, 2010.  The Exchange Date established for the substitution will be December 10, 2010.

Prior to the Exchange Date.  From the current date until the Exchange Date, investors with allocations in the Existing Funds may transfer allocations to any other available investment option in accordance with the contract or policy.  During this period, any transfers from an Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract or policy.

On the Exchange Date.  At the close of business on the Exchange Date, any allocations that remain in the Existing Funds will be redeemed.  Those redemptions will then be used to purchase accumulation units/annuity units in the corresponding Replacement Funds.  All contract owners and policyholders affected by the substitution will receive a written confirmation of the transaction.  The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of daily transfer limitations.

After the Exchange Date.  Effective immediately following the Exchange Date, the Existing Funds will no longer be available as investment options in the contract or policy.  Additionally, from the Exchange Date through January 10, 2011, contract owners and policyholders may reallocate amounts that were substituted into the Replacement Funds to any other available investment option without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract or policy.

2.
For contracts issued through Nationwide Life and Annuity Insurance Company only: Please disregard any previous indication that Nationwide Life and Annuity Insurance Company is relying on the exemption provided in Rule 12h-7 under the Securities Exchange Act of 1934 for periodic reporting.